WARRANT ASSIGNMENT

         THIS WARRANT ASSIGNMENT AGREEMENT, dated as of July 6, 2004 (the "Agreement"), is entered into by and among Stanford Venture Capital Holdings, Inc., a Delaware corporation ("Stanford"), Daniel T. Bogar ("Bogar"), Ronald M. Stein ("Stein"), William M. Fusselmann ("Fusselmann") and Osvaldo Pi ("Pi" and together with Bogar, Stein and Fusselmann each an "Assignee" and collectively the "Assignees").

                              W I T N E S S E T H:

         WHEREAS, effective as of the date hereof, Health Systems Solutions, Inc., a Nevada corporation ("HSS") entered into a certain Warrant Purchase Agreement by and among HSS and Stanford (the "Securities Purchase Agreement");

         WHEREAS, pursuant to, and in accordance with, the Securities Purchase Agreement, Stanford purchased and HSS sold and issued warrants to purchase up to an aggregate of 720,000 shares of HSS common stock (the "HSS Warrants");

         WHEREAS, for value received, Stanford agreed to assign and transfer unto each Assignee HSS Warrants exercisable for 90,000 HSS Warrant Shares (as hereinafter defined) (the "HSS Assigned Warrants") with each share of common stock represented by the HSS Warrants ("HSS Warrant Shares") exercisable at an exercise price per HSS Warrant Share of $0.001;


         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A. Stanford hereby assigns and transfers unto each Assignee, 90,000 HSS Warrant Shares exercisable at an exercise price per HSS Warrant Share of $0.001.

B. The parties hereto hereby covenant and agree to take all such action as may be necessary or appropriate in order to carry out the actions set forth herein.

C. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida, without regard to its principles of conflict of laws.

D. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and thereof, and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to such subject matters.

E. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Warrants.

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F.       This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement.



                         *Signatures on Following Page*



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


Stanford Venture Capital Holdings, Inc.              "Assignees"

----------------------------                         ---------------------------
By:                                                  William R. Fusselmann
Title:                                               141 Crandon Blvd., #437
                                                     Key Biscayne, Florida 33149

                                                     ---------------------------
                                                     Daniel T. Bogar
                                                     1016 Sanibel Drive

                                                     ---------------------------
                                                     Ronald M. Stein
                                                     6520 Allison Road
                                                     Miami Beach, Florida 33141

                                                     ---------------------------
                                                     Osvaldo Pi
                                                     6405 SW 104th Street
                                                     Pinecrest, Florida 33156